UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Securities Exchange Act of 1934

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SideChannel, Inc.

(Name of Registrant as Specified In Its Charter)

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SIDECHANNEL, INC.

146 Main Street, Suite 405

Worcester, MA 01608

PROXY STATEMENT SUPPLEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 12, 2026

This proxy statement supplement dated February 11, 2026, (this “Supplement”) supplements the definitive proxy statement (the “Proxy Statement”) filed by SideChannel, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on January 2, 2026, and made available to the Company’s stockholders in connection with the solicitation of proxies by the Board of Directors (the “Board”) of the Company for the annual meeting of stockholders (the “2026 Annual Meeting”) of the Company to be held on February 12, 2026, at 9:00 a.m. Eastern time. This Supplement is being filed with the SEC on or about February 11, 2026. Each stockholder of record at the close of business on December 19, 2025, is entitled to notice of, and to vote at, the 2026 Annual Meeting or any adjournment(s) or postponement(s) thereof.

This Supplement supplements and amends the Proxy Statement as indicated herein. This Supplement should be read in conjunction with the Proxy Statement as you consider how to vote your shares. Capitalized terms not defined in this Supplement shall have the meanings ascribed to them in the Proxy Statement.

Except as set forth herein, this Supplement does not change the proposals to be acted on at the 2026 Annual Meeting or our Board’s recommendations with respect to the proposals, which are described in the Proxy Statement. Except as specifically supplemented or amended by the information contained in this Supplement, all information set forth in the Proxy Statement continues to apply and should be considered when voting your shares using one of the methods described in the Proxy Statement.

If you already submitted a proxy card or voting instructions, you do not need to resubmit proxies or voting instructions with different directions, unless you wish to change votes previously cast on Proposal No. 1 or Proposal No. 3.

SUPPLEMENTAL DISCLOSURE

The Company is providing this Supplement to reflect the following updates to the disclosure in the Proxy Statement:

1.	Reverse Stock Split Effective: After the close of trading on January 22, 2026, the Company effectuated a 1-for-52 reverse stock split of the Company’s outstanding shares of common stock. All share and per share amounts throughout the Proxy Statement have been updated in this Supplement in order to give effect to the reverse stock split.

2.	Proposal No. 2 Withdrawn: Proposal No. 2, relating to the amendment of the Certificate of Incorporation to effectuate a reverse stock split of the Company’s outstanding shares of common stock, at a ratio of no less than 1-for-2 and no more than 1-for-200, with such ratio to be determined by our Board in its sole discretion, has been withdrawn.

Effectuation of 1-for-52 Reverse Stock Split

As previously reported, on February 12, 2025, at the annual meeting of stockholders (the “2025 Annual Meeting”), the Company’s stockholders approved and adopted an amendment to the Certificate of Incorporation to effectuate a reverse stock split of the Company’s outstanding shares of common stock, at a ratio of no less than 1-for-2 and no more than 1-for-200, with such ratio to be determined by the Board in its sole discretion. On August 21, 2025, the Board approved a reverse stock split at a ratio of 1-for-52 (the “2025 Approved Reverse Split”), subject to processing by the Financial Industry Regulatory Authority (“FINRA”) and prevailing market conditions.

As of January 2, 2026, the date on which the Proxy Statement was filed with the SEC and initially sent to stockholders, the Company had already submitted the 2025 Approved Reverse Split to FINRA for review and processing, but FINRA had not yet completed its review. If the 2025 Approved Reverse Split were not effectuated prior to February 12, 2026, the stockholder authorization received at the 2025 Annual Meeting would be deemed abandoned. Accordingly, at the 2026 Annual Meeting, the Company was seeking new stockholder approval to authorize a reverse stock split, as disclosed in the Proxy Statement, in order to maintain the Board’s ability to effectuate such action, if and when the Board deemed appropriate.

Subsequent to January 2, 2026, FINRA completed its review of the 2025 Approved Reverse Split and the Company effectuated the 2025 Approved Reverse Split.

On January 12, 2026, the Company filed a certificate of amendment to its Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware to effectuate the 2025 Approved Reverse Split. The Certificate of Amendment was effective for state law purposes at 4:00 p.m. Eastern time on January 22, 2026, after the close of trading on the OTCQB. On January 16, 2026, the Company filed a certificate of correction to the Certificate of Amendment (the “Certificate of Correction”) to correct a scrivener’s error in the Certificate of Amendment. The Certificate of Amendment indicated that any fractional shares resulting from the 2025 Approved Reverse Split would be rounded “to the nearest whole share” of common stock, rather than providing that any fractional shares would be rounded “up to the nearest whole share” of common stock, as the Company intended.

Accordingly, at 4:00 p.m. Eastern time on January 22, 2026, after the close of trading on the OTCQB, each 52 shares of issued and outstanding common stock (collectively, the “Pre-Split Common Stock”) automatically, and without any action on the part of the holder thereof, was reclassified such that each 52 shares of Pre-Split Common Stock became one share of common stock, with any resulting fractional shares common stock being rounded up to the nearest whole share of common stock. The Company’s common stock began trading on a post-2025 Approved Reverse Split basis at market open on January 23, 2026. The 2025 Approved Reverse Split did not affect the authorized number of shares of common stock or the par value of the common stock.

The 2025 Approved Reverse Split did not affect the voting rights of stockholders, the number of votes entitled to be cast by any stockholder, or the manner in which votes are tabulated by the Company’s transfer agent. Votes cast prior to effectiveness of the 2025 Approved Reverse Split continue to be valid. For clarity and consistency with the Company’s current capital structure, we have disclosed share information in this Supplement as adjusted to reflect the 2025 Approved Reverse Split. After giving effect to the 2025 Approved Reverse Split basis, there were 231,229,054 (4,446,713 on a post-2025 Approved Reverse Split basis) shares of common stock outstanding as of the Record Date, and a quorum will be present when 115,614,528 (2,223,357 on a post-2025 Approved Reverse Split basis) shares of common stock are represented in person or by proxy.

Removal of Proposal No. 2 from Stockholder Consideration

As disclosed in the Proxy Statement, stockholders were asked to approve Proposal No. 2, among other things, at the 2026 Annual Meeting. The Board reserved the right to withdraw Proposal No. 2. As disclosed in the Proxy Statement, if Proposal No. 2 was withdrawn, all references in the Company’s proxy materials to voting for Proposal No. 2 should be disregarded.

In light of the fact that the 2025 Approved Reverse Split was effectuated, the Company determined not to seek stockholder approval of Proposal No. 2 and has withdrawn Proposal No. 2 from the agenda for, and from consideration at, the 2026 Annual Meeting. Any information contained in the proxy materials regarding Proposal No. 2 should be disregarded. All other proposals presented in the Proxy Statement remain on the agenda for the 2026 Annual Meeting.

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Other Proxy Statement Changes as a Result of Effectuation of 1-for-52 Reverse Stock Split

In addition to removing Proposal No. 2 from stockholder consideration, certain disclosures in the Proxy Statement have been updated in order to demonstrate the effect of the 2025 Approved Reverse Split. In each instance, only the number of shares of common stock, RSUs and/or per share amounts, as the case may be, have been changed, and only to give effect to the 2025 Approved Reverse Split. The 2025 Approved Reverse Split did not affect the voting rights of stockholders, the number of votes entitled to be cast by any stockholder, or the manner in which votes are tabulated by the Company’s transfer agent. Votes cast prior to effectiveness of the 2025 Approved Reverse Split continue to be valid. For clarity and consistency with the Company’s current capital structure, we have disclosed share information in this Supplement as adjusted to reflect the 2025 Approved Reverse Split. Except as set forth herein, all information set forth in the proxy materials continues to apply.

The following disclosure (changes marked with new text underlined and in bold) amends and supplements the information previously provided in the Proxy Statement, and has been restated in its entirety:

●	“QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING—Who is Entitled to Vote?” (page 4)

Who is Entitled to Vote?

The Board has fixed the close of business on December 19, 2025, as the Record Date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) or postponement(s) thereof. On the Record Date, there were 231,229,054 (4,446,713 on a post-2025 Approved Reverse Split basis) shares of common stock, $0.001 par value per share, outstanding. Each share of common stock is entitled to one vote that may be cast on each proposal that may come before the Annual Meeting.

●	“QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING—What Constitutes a Quorum?” (page 5)

What Constitutes a Quorum?

To carry on business at the Annual Meeting, we must have a quorum. A quorum is present when a majority of the shares entitled to vote, as of the Record Date, are represented in person or by proxy. Thus, 115,614,528 (2,223,357 on a post-2025 Approved Reverse Split basis) shares must be represented in person or by proxy to have a quorum at the Annual Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other nominee) or if you vote in via the Internet or person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. Shares owned by the Company are not considered outstanding or considered to be present at the Annual Meeting. If there is not a quorum at the Annual Meeting, either the chairperson of the Annual Meeting or our stockholders entitled to vote at the Annual Meeting may adjourn the Annual Meeting.

●	“PROPOSAL NO. 1—ELECTION OF DIRECTORS—Compensation of Directors—2025 Director Compensation Table” (page 12)

The following table sets forth summary information concerning the compensation we paid to non-executive Directors for Fiscal 2025:

2025 Director Compensation Table

Name	Fees Earned or Paid in Cash	Stock Awards (1)	All Other Compensation	Total Compensation
Robert Brown	$15,000	$33,000	-	$48,000

Deborah MacConnel	15,000	33,000	-	48,000

Hugh Regan	30,000	33,000	-	63,000

* The table above does not include the amount of any expense reimbursements paid to the above Directors.

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(1) Represents the grant date fair value of board fees paid in RSUs awarded during Fiscal 2025, calculated in accordance with FASB’s ASC Topic 718. RSUs granted with a vesting schedule will typically vest pro rata on a one RSU for one common share ratio over a three-year period. The shares received and the average share price used to determine the compensation value to each Director is listed below for Fiscal 2025:

●	Mr. Brown was awarded 1.1 million (21,154 on a post-2025 Approved Reverse Split basis) RSUs with a grant date fair value of $33 thousand vesting over three years beginning on March 1, 2025, and ending on March 1, 2027. Mr. Brown received 366,666 (7,051 on a post-2025 Approved Reverse Split basis) shares of common stock for RSUs that vested during Fiscal 2025.

●	Ms. MacConnel was awarded 1.1 million (21,154 on a post-2025 Approved Reverse Split basis) RSUs with a grant date fair value of $33 thousand vesting over three years beginning on March 1, 2025, and ending on March 1, 2027. Ms. MacConnel received 400,000 (7,692 on a post-2025 Approved Reverse Split basis) shares of common stock for RSUs that vested during Fiscal 2025.

●	Mr. Regan was awarded 1.1 million (21,254 on a post-2025 Approved Reverse Split basis) RSUs with a grant date fair value of $33 thousand vesting over three years beginning on March 1, 2025, and ending on March 1, 2027. Mr. Regan received 400,000 (7,692 on a post-2025 Approved Reverse Split basis) shares of common stock for RSUs that vested during Fiscal 2025.

●	“EXECUTIVE COMPENSATION—Summary Compensation Table” (page 13)

Summary Compensation Table

The following summary compensation table (“SCT”) sets forth certain information concerning all compensation paid, earned or accrued for service by (i) our principal executive officer(s) during Fiscal 2025 and (ii) each of our other two most highly compensated executive officers who served in such capacity at the end of Fiscal 2025 whose total salary and bonus exceeded $100,000 (collectively, the “Named Executive Officers”):

2025 SUMMARY COMPENSATION TABLE

Name and Position	Year	Salary	Bonus	Stock Awards (1)	All Other Compensation (2)	Total

Brian Haugli,	2025	$327,000	$-	$113,892	$40,387	$481,279
Chief Executive Officer	2024	$300,000	$30,400	$188,383	$39,130	$557,913

Nicholas Hnatiw,	2025	$236,250	$-	$23,333	$28,813	$288,397
Chief Technology Officer	2024	$214,585	$22,700	$72,833	$32,303	$342,421

Ryan Polk,	2025	$174,400	$-	$75,928	$15,481	$265,808
Chief Financial Officer	2024	$192,917	$24,200	$121,422	$11,668	$350,207

No executive officer was granted or earned any option awards, non-equity incentive plan compensation or non-qualified deferred compensation during the periods reported above.

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(1) Represents the grant date fair value of RSUs, calculated in accordance with ASC Topic 718. The shares received and the average share price used to determine the compensation value to each officer is listed below:

●	For Fiscal 2025, Mr. Haugli received an aggregate of 2,711,704 (52,149 on a post-2025 Approved Reverse Split basis) RSUs at an average grant date fair value of $0.04 per share ($2.18 per share on a post-2025 Approved Split basis), vesting over three years beginning March 1, 2026, and ending March 1, 2028. Mr. Haugli also received 1,446,810 (27,824 on a post-2025 Approved Reverse Split basis) shares of common stock from the vesting of RSUs granted in prior fiscal years, of which he received a net quantity of 938,835 (18,054 on a post-2025 Approved Reverse Split basis) shares of common stock after using 507,975 (9,770 on a post-2025 Approved Reverse Split basis) shares to pay for income tax withholding.

For the fiscal year ended September 30, 2024 (“Fiscal 2024”), Mr. Haugli received an aggregate of 3,395,985 (65,308 on a post-2025 Approved Reverse Split basis) RSUs at an average grant date fair value of $0.06 per share ($2.89 per share on a post-2025 Approved Split basis). Of this amount, 2,562,651 (49,282 on a post-2025 Approved Reverse Split basis) RSUs vest over three years and 833,334 (16,026 on a post-2025 Approved Reverse Split basis) RSUs vested immediately. Of the RSUs that vested immediately, Mr. Haugli received a net quantity of 567,954 (10,923 on a post-2025 Approved Reverse Split basis) shares of common stock after using 265,380 (5,103 on a post-2025 Approved Reverse Split basis) to pay for income tax withholding. Mr. Haugli also received an additional 592,592 (11,396 on a post-2025 Approved Reverse Split basis) shares from the vesting of RSUs granted in prior fiscal years, of which he received a net quantity of 384,532 (7,395 on a post-2025 Approved Reverse Split basis) shares of common stock after using 208,060 (4,001 on a post-2025 Approved Reverse Split basis) shares to pay for income tax withholding.

●	For Fiscal 2025, Mr. Hnatiw received an aggregate of 555,556 (10,684 on a post-2025 Approved Reverse Split basis) RSUs at an average grant date fair value of $0.04 per share ($2.18 per share on a post-2025 Approved Split basis), vesting over three years beginning March 1, 2026, and ending March 1, 2028. Mr. Hnatiw also received 527,778 (10,150 on a post-2025 Approved Reverse Split basis) shares of common stock from the vesting of RSUs granted in prior fiscal years, of which he received a net quantity of 345,166 (6,638 on a post-2025 Approved Reverse Split basis) shares of common stock after using 182,612 (3,512 on a post-2025 Approved Reverse Split basis) shares to pay for income tax withholding.

For Fiscal 2024, Mr. Hnatiw received an aggregate of 1,283,332 (24,680 on a post-2025 Approved Reverse Split basis) RSUs at an average grant date fair value of $0.06 per share ($2.95 per share on a post-2025 Approved Split basis). Of this amount, 694,444 (13,355 on a post-2025 Approved Reverse Split basis) RSUs vest over three years and 588,888 (11,325 on a post-2025 Approved Reverse Split basis) RSUs vested immediately. Of the RSUs that vested immediately, Mr. Hnatiw received a net quantity of 385,132 (7,407 on a post-2025 Approved Reverse Split basis) shares of common stock after using 203,756 (3,918 on a post-2025 Approved Reverse Split basis) to pay for income tax withholding. Mr. Hnatiw also received an additional 388,890 (7,479 on a post-2025 Approved Reverse Split basis) shares from the vesting of RSUs granted in prior fiscal years, of which he received a net quantity of 254,334 (4,890 on a post-2025 Approved Reverse Split basis) shares of common stock after using 134,556 (2,589 on a post-2025 Approved Reverse Split basis) shares to pay for income tax withholding.

●	For Fiscal 2025, Mr. Polk received an aggregate of 1,807,803 (34,766 on a post-2025 Approved Reverse Split basis) RSUs at an average grant date fair value of $0.04 per share ($2.18 per share on a post-2025 Approved Split basis), vesting over three years beginning March 1, 2026, and ending March 1, 2028. Mr. Polk also received 995,405 (19,141 on a post-2025 Approved Reverse Split basis) shares of common stock from the vesting of RSUs granted in prior fiscal years, of which he received a net quantity of 588,492 (11,277 on a post-2025 Approved Reverse Split basis) shares of common stock after using 408,913 (7,864 on a post-2025 Approved Reverse Split basis) shares to pay for income tax withholding.

For Fiscal 2024, Mr. Polk received an aggregate of 2,194,545 (42,204 on a post-2025 Approved Reverse Split basis) RSUs at an average grant date fair value of $0.06 per share ($2.88 per share on a post-2025 Approved Split basis). Of this amount, 1,708,434 (32,855 on a post-2025 Approved Reverse Split basis) RSUs vest over three years and 486,111 (9,349 on a post-2025 Approved Reverse Split basis) RSUs vested immediately. Of the RSUs that vested immediately, Mr. Polk received a net quantity of 286,902 (5,518 on a post-2025 Approved Reverse Split basis) shares of common stock after using 199,209 (3,831 on a post-2025 Approved Reverse Split basis) to pay for income tax withholding. Mr. Polk also received 518,519 (9,973 on a post-2025 Approved Reverse Split basis) shares from the vesting of RSUs granted in prior fiscal years, of which he received a net quantity of 306,029 (5,886 on a post-2025 Approved Reverse Split basis) shares of common stock after using 212,490 (4,087 on a post-2025 Approved Reverse Split basis) shares to pay for income tax withholding.

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(2) All Other Compensation represents the following:

●	Brian Haugli:

Fiscal 2025: $24,891 for medical, dental, vision, life, and personal accident insurance, $14,296 for 401(k) match, and $1,200 cell phone reimbursement.

Fiscal 2024: $23,208 for medical, dental, vision, life, and personal accident insurance, $12,000 for 401(k) match, and $3,922 for a club membership.

●	Nick Hnatiw:

Fiscal 2025: $17,255 for medical, dental, vision, life, and personal accident insurance, $10,358 for 401(k) match, and $1,200 cell phone reimbursement.

Fiscal 2024: $23,120 for medical, dental, vision, life, and personal accident insurance and $8,583 401(k) match and $600 cell phone reimbursement.

●	Ryan Polk:

Fiscal 2025: $11,883 for medical, dental, vision, life, and personal accident insurance, $2,398 for 401(k) match, and $1,200 cell phone reimbursement.

Fiscal 2024: $11,068 for medical, dental, vision, life, and personal accident insurance and $600 cell phone reimbursement.

●	“SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS” (page 27)

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth information regarding the beneficial ownership of our common stock as of the Record Date by (i) each Named Executive Officer, (ii) each member of our Board, (iii) each person deemed to be the beneficial owner of more than 5% of our common stock, and (iv) all of our executive officers and Directors as a group. Unless otherwise indicated, each person named in the following table is assumed to have sole voting power and investment power with respect to all shares of our stock listed as owned by such person. The address of each person is deemed to be the address of the Company unless otherwise noted.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and/or investing power with respect to securities. These rules generally provide that shares of common stock subject to options, warrants or other convertible securities that are currently exercisable or convertible, or exercisable or convertible within 60 days of the Record Date, are deemed to be outstanding and to be beneficially owned by the person or group holding such options, warrants or other convertible securities for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group. The percentages are based upon 231,229,054 (4,446,713 on a post-2025 Approved Reverse Split basis) shares of our common stock outstanding as of the Record Date.

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Name of Beneficial Owner	Amount and Nature of Beneficial Ownership on a Pre-2025 Approved Reverse Split Basis (1)		Amount and Nature of Beneficial Ownership on a Post-2025 Approved Reverse Split Basis (1)		Percent of Class
Executive Officers and Directors:
Robert Brown (2)	380,555		7,319		*
Brian Haugli (3)	88,780,977		1,707,328		38.40%
Nick Hnatiw (4)	14,669,729		282,111		6.34%
Deborah MacConnel (5)	730,557		14,050		*
Ryan Polk (6)	1,623,866		31,229		*
Hugh Regan, Jr. (7)	758,335		14,584		*
Anna Seacat	-		-		*
All Directors and executive officers as a group (7 persons)	106,944,019	(8)	2,056,621	(8)	46.25%
Other 5% or Greater Stockholders:
None

* Less than 1%

(1)	Includes shares of common stock that individuals have the right to acquire within 60 days of the Record Date.
(2)	In addition, as of the Record Date, Mr. Brown has an aggregate of 733,334 (14,103 on a post-2025 Approved Reverse Split basis) unvested RSUs.
(3)	In addition, as of the Record Date, Mr. Haugli has an aggregate of 4,642,361 (89,277 on a post-2025 Approved Reverse Split basis) unvested RSUs.
(4)	In addition, as of the Record Date, Mr. Hnatiw has an aggregate of 1,129,631 (21,724 on a post-2025 Approved Reverse Split basis) unvested RSUs.
(5)	In addition, as of the Record Date, Ms. MacConnel has an aggregate of 733,334 (14,103 on a post-2025 Approved Reverse Split basis) unvested RSUs.
(6)	In addition, as of the Record Date, Mr. Polk has an aggregate of 3,113,426 (59,875 on a post-2025 Approved Reverse Split basis) unvested RSUs.
(7)	In addition, as of the Record Date, Mr. Regan has an aggregate of 733,334 (14,103 on a post-2025 Approved Reverse Split basis) unvested RSUs.
(8)	In addition, as of the Record Date, the executive officers and directors, as a group, have an aggregate of 11,085,420 (213,185 on a post-2025 Approved Reverse Split basis) unvested RSUs.

●	“Equity Compensation Plan Information” (page 28)

Equity Compensation Plan Information

From time to time, the Company makes equity compensation awards to employees, directors, and contractors pursuant to the Equity Incentive Plan which included a reserve of 8.0 million (153,846 on a post-2025 Approved Reverse Split basis) shares for awards. The Equity Incentive Plan also allows for an annual increase in the reserve up to an amount approximately equal to 5% of the fully diluted outstanding shares at the end of the prior calendar year. On June 29, 2022, the Board of Directors authorized an 8,186,106 (157,425 on a post-2025 Approved Reverse Split basis) increase in the shares reserved for the Equity Incentive Plan. On February 15, 2024, the Board of Directors authorized an increase of 13,599,334 (261,526 on a post-2025 Approved Reverse Split basis) in the shares reserved for the Equity Incentive Plan. On February 3, 2025, the Board of Directors authorized an increase of 14,196,898 (273,018 on a post-2025 Approved Reverse Split basis) in the shares reserved for the Equity Incentive Plan. Awards granted under the Equity Incentive Plan in lieu of compensation are exempt from counting against the reserve.

Equity Incentive Plan Reserve	On a Pre-2025 Approved Reverse Split Basis	On a Post-2025 Approved Reverse Split Basis
(In thousands)

Initial Reserve at September 13, 2021	8,000	154
Non-exempt awards	(36,280)	(698)
Forfeitures	3,983	77
Annual reserve increases	35,982	692
Reserve at September 30, 2025	11,685	225

Reserve percent of outstanding shares at September 30, 2025	5.1%	5.1%

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The Company has granted and intends to continue granting RSUs to Directors, employees, and certain contractors with service-based vesting conditions. The RSUs vest over a 3-year service period. The following table summarizes the activity of our RSUs granted under our Equity Incentive Plan.

RSUs

Outstanding RSU Grants	Number of RSUs (on a Pre-2025 Approved Reverse Split Basis)	Weighted Average Grant Date Value Per RSU (on a Pre-2025 Approved Reverse Split Basis)	Number of RSUs (on a Post-2025 Approved Reverse Split Basis)	Weighted Average Grant Date Value Per RSU (on a Post-2025 Approved Reverse Split Basis)
(In thousands)

Outstanding Grants at September 30, 2023	8,637	$0.10	166	$5.11
Granted	11,047	0.05	212	2.80
Vested	(6,537)	0.08	(126)	4.25
Canceled/Forfeited	(2,000)	0.10	(38)	4.94
Outstanding Grants at September 30, 2024	11,148	0.06	214	3.36

Granted	11,498	0.04	221	2.00
Vested	(6,399)	0.06	(123)	3.36
Canceled/Forfeited	(946)	0.06	(18)	2.94
Outstanding Grants at September 30, 2025	15,301	$0.05	294	$2.36

The weighted-average remaining vesting period of RSUs at September 30, 2025, was 1.85 years. The total grant-date fair value of RSUs vested during Fiscal 2025 and Fiscal 2024 was $414 thousand, and $554 thousand, respectively.

Stock Options

The following table summarizes the Fiscal 2025 activity of our stock options granted under the Equity Incentive Plan. We did not grant stock options during Fiscal 2025. On December 20, 2024, our Board of Directors authorized the termination of stock options previously awarded to independent directors.

Outstanding Stock Options	Number of Stock Options (on a Pre-2025 Approved Reverse Split Basis)	Number of Stock Options (on a Post-2025 Approved Reverse Split Basis)
(In thousands)
Outstanding Grants at September 30, 2024	3,300	63
Granted	—	—
Vested	—	—
Canceled/Forfeited	(3,300)	(63)
Outstanding Grants at September 30, 2025	—	—

EXISTING EQUITY COMPENSATION PLAN INFORMATION

The table below shows information with respect to all our equity compensation plans as of September 30, 2025.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted- average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column)
(in thousands)
Equity compensation plans approved by security holders (on a Pre-2025 Approved Reverse Split Basis)	15,300,823		$0.05	11,685,395
Equity compensation plans not approved by security holders (on a Pre-2025 Approved Reverse Split Basis)	N/A	$	N/A	N/A
Equity compensation plans approved by security holders (on a Post-2025 Approved Reverse Split Basis)	294,262		$2.47	224,670
Equity compensation plans not approved by security holders (on a Post-2025 Approved Reverse Split Basis)	N/A	$	N/A	N/A

(1)	This represents 15,300,823 (294,262 on a post-2025 Approved Reverse Split basis) RSUs.

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GENERAL INFORMATION

Except as specifically supplemented by the information contained herein, all information set forth in the Proxy Statement remains unchanged. From and after the date of this Supplement, all references to the “Proxy Statement” or the “proxy statement” are to the Proxy Statement as supplemented hereby.

The 2025 Approved Reverse Split did not affect the voting rights of stockholders, the number of votes entitled to be cast by any stockholder, or the manner in which votes are tabulated by the Company’s transfer agent. Votes cast prior to effectiveness of the 2025 Approved Reverse Split continue to be valid. For clarity and consistency with the Company’s current capital structure, we have disclosed share information in this Supplement as adjusted to reflect the 2025 Approved Reverse Split.

This communication may be deemed solicitation material in respect of the 2026 Annual Meeting. This communication does not constitute a solicitation of any vote or approval. In connection with the 2026 Annual Meeting, the Company filed the definitive Proxy Statement with the SEC on January 2, 2026 regarding the business to be conducted at the 2026 Annual Meeting. The Company may also file other documents with the SEC regarding the business to be conducted at the 2026 Annual Meeting. This document is not a substitute for the Proxy Statement or any other document that may be filed by the Company with the SEC.

BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY AMENDMENTS OR SUPPLEMENTS THERETO, IN THEIR ENTIRETY AND ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE BUSINESS TO BE CONDUCTED AT THE 2026 ANNUAL MEETING BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE BUSINESS TO BE CONDUCTED AT THE 2026 ANNUAL MEETING BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS TO BE CONDUCTED AT THE 2026 ANNUAL MEETING.

Stockholders may obtain a free copy of the Proxy Statement and other documents the Company files with the SEC (when available) through the website maintained by the SEC at www.sec.gov. The Company makes available free of charge on its investor relations website at https://investors.sidechannel.com/sec-filings copies of materials it files with, or furnishes to, the SEC.

Participants in the Solicitation

The Company and its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the business to be conducted at the 2026 Annual Meeting. Stockholders may obtain information regarding the names, affiliations and interests of the Company’s directors and executive officers in the 2025 Annual Report. To the extent the holdings of the Company’s securities by the Company’s directors and executive officers have changed since the amounts set forth in the 2025 Annual Report, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the federal securities laws. In many cases, these forward-looking statements may be identified by the use of words such as “will,” “may,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “indicates,” “projects,” “goals,” “objectives,” “targets,” “predicts,” “plans,” “seeks,” and variations of these words and similar expressions. Any forward-looking statement speaks only as of the date on which it is made. These forward-looking statements may include, among other things, statements related to our current expectations regarding the performance of our business, financial results, liquidity and capital resources, and are based on information available at the time the statements are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks, trends, uncertainties and other facts that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks, trends, uncertainties and facts include, but are not limited to, those discussed in the reports we file with the SEC. Should one or more of these risks, trends, uncertainties or facts materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by the forward-looking statements contained herein. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. For a detailed discussion of risks, trends and uncertainties facing the Company, see the section entitled “Risk Factors” in the 2025 Annual Report, as the same may be updated from time to time, and the risks, trends and uncertainties identified in the Company’s other public filings. The Company does not intend, and undertakes no duty, to update any information contained herein to reflect future events or circumstances, except as required by applicable law.

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